UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2005

XFONE, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

Commission File No. 333-67232

11-3618510
(I.R.S. Employer Identification Number)

960 High Road
London N12 9RY, United Kingdom
(Address of principal executive offices) (Zip Code)

011.44.8451087777
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On September 28, 2005 the Registrant signed a Securities Purchase Agreement based on certain terms and conditions to sell to certain investors (the "Purchasers") an aggregate of 902,798 shares of common stock (the "Shares") at a purchase price of $2.50 per share together with 451,399 warrants to purchase shares of common stock (the "Warrants"), 225,699.50 of which at $3.00 per share exercisable for five years and 225,699.50 at $3.25 per share exercisable for five years (the "Financing").
Upon expiration, the Warrants shall be automatically exercised via cashless exercise. The Registrant also agreed to grant to its attorney, in return for legal services rendered to the Registrant in connection with the Financing, warrants to purchase 2,746 shares of common stock at $3.50 per share exercisable for five years. The Registrant also agreed to pay up to 8% of the total value of the Financing in case together with up to 8% of the total value of the Financing in warrants as finder's fees.

The Shares and the Warrants are offered and to be sold without registration under the Securities Act of 1933 to a limited number of accredited investors in reliance upon the exemption provided by Section 4(2) of the Securities Act of 1933 and Rule 506 as promulgated there under and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Securities Act of 1933. An appropriate legend will be placed on the Shares and the Warrants and will be placed upon the shares issuable upon exercise of the warrants, unless registered under the Securities Act of 1933 prior to issuance.

Pursuant to the terms of a Registration Rights Agreement between the Purchasers and the Registrant, the Registrant is obligated to file a registration statement on Form SB-2 or any other appropriate form registering the resale of Shares and the shares issuable upon exercise of the Warrants. If the registration statement is not timely filed, or declared effective within the time frame described, or if the registration is suspended other than as permitted, in the Registration Rights Agreement, the Registrant will be obligated to pay the Purchasers an amount in cash, as partial liquidated damages and not as a penalty, equal to 1% of the aggregate purchase price paid by the Purchasers pursuant to the Securities Purchase Agreement for any "Registrable Securities" as that term is defined in the Registrations Rights Agreement, then held by the Purchasers as to the first month and 2% of such amount for each 30 day period thereafter. If the Registrant fails to pay any partial liquidated damages in full within seven days after the date payable, the Registrant will pay interest thereon at a rate of 18% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Purchasers, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full.

The gross new cash proceeds to be received from the Financing will be $2,256,995. The proceeds of the Financing are expected to be used for general working capital and/or investment in equipment and/or for acquisitions and/or business development.

The closing of this Financing is dependent on the fulfilling of the terms and conditions as required by the Escrow Agreement dated September 28, 2005, by and between the Registrant and the Purchasers.

This Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any of these securities.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 8.01 of this Current Report on Form 8-K, which Item is incorporated herein by this reference, for a description of the terms of a financing transaction that included the issuance of a secured convertible term note in the aggregate principal amount of $2,000,000.

Item 3.02. Unregistered Sales of Equity Securities

See Item 1.01 and Item 8.01 of this Current Report on Form 8-K, which Items are incorporated herein by this reference, for a description of the terms of the financing transactions that included the issuance of common stock, as well as warrants and a secured convertible term note which are convertible into shares of the Registrant ’s common stock.

Item 8.01 Other Events

On September 28, 2005, the Registrant closed a $2,000,000 secured convertible debt financing signed on September 27, 2005 with Laurus Master Fund, Ltd., a Cayman Islands corporation (“Laurus”) in a private offering pursuant to exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Regulation D as promulgated thereunder. Net proceeds from the financing are mainly to be used for procurement of capital equipment and general working capital purposes for the Registrant and Xfone USA, Inc., eXpeTel Communications, Inc. and Gulf Coast Utilities, Inc.

The investment, which takes the form of a secured convertible note (the “Note”), has a 3 -year term (subject to certain contingencies discussed below) and bears interest at a rate equal to prime plus 1.5% per annum. The Note is convertible, under certain conditions, into shares of the Registrant’s common stock at an initial price equal to $3.48 per share. In connection with the financing, the Registrant also issued Laurus a common stock purchase warrant (the “Warrant”) to purchase up to 157,500 shares of the Registrant’s common stock at a price equal to $3.80 per share. The Registrant has agreed, pursuant to a registration rights agreement, to register the shares of common stock underlying the Note and the Warrant with the Securities and Exchange Commission.

The following describes certain of the material terms of the financing transaction with Laurus. The description below is not a complete description of the material terms of the financing transaction and is qualified in its entirety by reference to the agreements entered into in connection with the financing which are included as exhibits to this Current Report on Form 8-K:

Note Maturity Date and Interest Rate. The Note matures on September 27, 2008 (the "Maturity Date"). The Note is further subject to earlier redemption by the Registrant, as well as earlier conversion by Laurus, each as described below. Annual interest on the Note is equal to the “prime rate” published in The Wall Street Journal from time to time, plus one and one-half percent (1.5%), provided, that, such annual rate of interest may not be less than six percent (6.0%).

Payment of Interest and Principal. Interest shall be (i) calculated on the basis of a 360 day year, and (ii) payable monthly, in arrears, commencing on October 1, 2005, on the first business day of each consecutive calendar month thereafter through and including the Maturity Date, and on the Maturity Date, whether by acceleration or otherwise. Amortizing payments of the aggregate principal amount outstanding under the Note at any time (the "Principal Amount") shall be made by the Registrant on April 1, 2006 and on the first business day of each succeeding month thereafter through and including the Maturity Date (each, an "Amortization Date"). Commencing on the first Amortization Date, the Registrant shall make monthly payments to Laurus on each Amortization Date, each such payment in the amount of $66,666.67 together with any accrued and unpaid interest on such portion of the Principal Amount plus any and all other unpaid amounts which are then owing under the Note, the Securities Purchase Agreement and/or any other Related Agreement (collectively, the “Monthly Amount”). Any outstanding Principal Amount together with any accrued and unpaid interest and any and all other unpaid amounts which are then owing by the Registrant to the Laurus under the Note, the Purchase Agreement and/or any other Related Agreement shall be due and payable on the Maturity Date.

Note Conversion Rights. All or a portion of the outstanding principal and interest due under the Note may be converted into shares of the Registrant’s common stock upon satisfaction of certain conditions. The initial fixed conversion price under the Note is $3.48 per share. The fixed conversion price is subject to anti-dilution protection adjustments, on a weighted average basis, upon the Registrant’s issuance of additional shares of common stock at a price that is less than the then current fixed conversion price (the fixed conversion price, together with any adjustments, is referred to hereunder as the “Fixed Conversion Price”).

Laurus may, at any time, convert the outstanding indebtedness of the Note into shares of common stock at the then applicable Fixed Conversion Price.

Subject to the restrictions on conversion described below, Laurus shall convert into shares of common stock the Monthly Amount in the event that (i) the average closing price of the Registrant’s common stock for the five trading days preceding the due date of a Monthly Amount is greater than 115% of the Fixed Conversion Price, and (ii) the amount of such conversion does not exceed 25% of the aggregate dollar trading volume of the Registrant ’s common stock for the 22 trading days preceding the payment date.

In the event that all or any portion of the Monthly Amount is paid in cash, the Registrant shall be required to pay Laurus an amount equal to 101% of the principal amount of the cash portion of the Monthly Amount being paid plus 100% of the interest portion of such Monthly Amount.

Warrant Terms. The Warrant grants Laurus the right to purchase up to 157,500 shares of common stock of the Registrant at an exercise price of $3.80 per share. The Warrant expires on September 27, 2010 and must be exercised by the payment of cash.

Restrictions on Conversion of Note and Exercise of Warrant. Laurus shall not be entitled to exercise the Warrant in connection with that number of shares of common stock which would exceed the difference between (i) 4.99% of the issued and outstanding shares of common stock of the Registrant and (ii) the number of shares of common stock beneficially owned by Laurus. For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act, as amended, and Regulation 13d-3 thereunder. The conversion limitation described here shall automatically become null and void following notice to the Registrant upon the occurrence and during the continuance of an Event of Default under and as defined in the Note, or upon 75 days prior notice to the Registrant, except that at no time shall the number of shares of common stock of the Registrant beneficially owned by Laurus exceed 19.99% of the outstanding shares of common stock. Notwithstanding anything contained herein to the contrary, the number of shares of common stock issuable by Laurus and acquirable by Laurus at a price below $3.10 per share pursuant to the terms of the Warrant, the Note, the Purchase Agreement (as defined in the Note), any Related Agreement (as defined in the Purchase Agreement) or otherwise, shall not exceed an aggregate of 1,377,533 shares of Common Stock (subject to appropriate adjustment for stock splits, stock dividends, or other similar recapitalizations affecting the Common Stock) (the “Maximum Common Stock Issuance”), unless the issuance of common stock in excess of the Maximum Common Stock Issuance shall first be approved by the Registrant’s shareholders.

Right to Redeem Note. The Registrant has the option of prepaying the outstanding principal amount in whole or in part by paying an amount equal to 120% of the principal amount being redeemed by giving at least 7 business days prior written notice of redemption to Laurus. However, under certain conditions specified in the Incremental Funding Side Letter, the redemption amount to be paid to Laurus shall be equal to only 100% of the Principal Amount outstanding at such time together with accrued but unpaid interest thereon and any and all other sums due.

Right of Laurus to Demand Payment. Following the occurrence and during the continuance of an Event of Default, Laurus at its option, may demand repayment in full of all obligations and liabilities owing by the Registrant to Laurus under the Note, the Purchase Agreement and/or any other Related Agreement and/or may elect, in addition to all rights and remedies of Laurus under the Purchase Agreement and the other Related Agreements and all obligations and liabilities of the Registrant under the Purchase Agreement and the other Related Agreements, to require the Registrant to make a Default Payment (“Default Payment”). The Default Payment shall be one hundred and twenty five percent (125%) of the outstanding principal amount of the Note, plus accrued but unpaid interest, all other fees then remaining unpaid, and all other amounts payable hereunder. The Default Payment shall be applied first to any fees due and payable to Laurus pursuant to the Note, the Purchase Agreement, and/or the other Related Agreements, then to accrued and unpaid interest due on the Note and then to the outstanding principal balance of the Note. The Default Payment shall be due and payable immediately on the date that Laurus has exercised its abovementioned right.

 Security for Note. The Note is secured by a UCC lien on substantially most of the Registrant’s United States assets, US subsidiaries’ guarantees as well as a stock pledge agreement executed by the Registrant and its wholly-owned subsidiary Xfone USA, Inc. If an Event of Default occurs, Laurus has the right to accelerate payments under the Note and, in addition to any other remedies available to it, foreclose upon the assets securing the Note.

Registration Rights. Pursuant to the terms of a Registration Rights Agreement between Laurus and the Registrant, the Registrant is obligated to file a registration statement on Form SB-2 or any other appropriate form registering the resale of shares of the Registrant’s common stock issuable upon conversion of the Note and exercise of the Warrant. If the registration statement is not timely filed, or declared effective within the time frame described, or if the registration is suspended other than as permitted, in the registration rights agreement, the Registrant will be obligated to pay Laurus, as liquidated damages, and not as a penalty, an amount in cash equal to one-thirtieth (1/30th) of the product of: (A) the then outstanding principal amount of the Note multiplied by (B) 0.015. Notwithstanding the immediately foregoing, with effect after September 27, 2007 (other than with respect to any then outstanding and unpaid liquidated damages and the occurrence of each Discontinuation Event), no additional liquidated damages shall accrue to the account of the Registrant.

Right of First Refusal. Subject to certain terms, conditions and exceptions, the Registrant has granted Laurus an 18 months right of first refusal with respect to future indebtedness and/or sale or issuance of any secured convertible debt securities of the registrant or any of its US-based subsidiaries.

Additional Restrictions. The financing documents contain certain restrictions regarding the operation of the Registrant while the Note remains outstanding. Such restrictions include the Registrant’s agreement that, subject to certain exceptions, except with Laurus’ prior written consent (such consent not to be unreasonably withheld), it will not issue certain classes of debt securities or equity securities.

As part of the financing, the Registrant paid Laurus Capital Management, LLC, the manager of Laurus, a closing payment equal to $72,000 plus due diligence and legal expenses of $51,500. The Registrant also agreed to grant to its attorney in return for legal services rendered to the Registrant in connection with this financing, warrants to purchase 3,253 shares of common stock at an exercise price of $3.50 for a period of five years. The Registrant also agreed to pay 5.5% of the total value of the financing in case together with 5.5% of the total value of the Financing in warrants as finders' fees.

Subject to certain terms and conditions, Laurus agreed to give additional similar financing to the Registrant in the future of up to an additional $1,500,000.

Item 9.01. Financial Statements and Exhibits.

Set forth below is a list of Exhibits included as part of this Current Report.

10.49	Securities Purchase Agreement, dated September 27, 2005, by and between the Registrant and Laurus Master Fund, Ltd.

10.50
Secured Convertible Term Note, dated September 27, 2005, by the Registrant in favor of Laurus Master Fund, Ltd.; Adjustment Provision Waiver Agreement, dated September 27, 2005, by and between the Registrant and Laurus Fund, Ltd.

10.51	Common Stock Purchase Warrant, dated September 27, 2005, by the Registrant in favor of Laurus Master Fund, Ltd.

10.52	Registration Rights Agreement, dated September 27, 2005, by and between the Registrant and Laurus Master Fund, Ltd.

10.53	Master Security Agreement, dated September 27, 2005, by and between the Registrant, Xfone USA, Inc., eXpeTel Communications, Inc., Gulf Coast Utilities, Inc., and Laurus Master Fund, Ltd.

10.54	Stock Pledge Agreement, dated September 27, 2005, by and between the Registrant, Xfone USA, Inc., and Laurus Master Fund, Ltd.

10.55	Subsidiary Guarantee dated September 27, 2005, by Xfone USA, Inc., eXpeTel Communications, Inc. and Gulf Coast Utilities, Inc. in favor of Laurus Master Fund, Ltd.

10.56	Funds Escrow Agreement, dated September 27, 2005, by and between the Registrant, Laurus Master Fund, Ltd. and Loeb & Loeb LLP; Disbursement Letter, dated September 27, 2005.

10.57	Incremental Funding Side Letter, dated September 27, 2005, by and between the Registrant and Laurus Master Fund, Ltd.

10.58	Securities Purchase Agreement, dated September 28, 2005, by and between the Registrant and the Purchasers.

10.59	Registration Rights Agreement, dated September 28, 2005, by and between the Registrant and the Purchasers.

10.60	Common Stock Purchase Warrant, dated September 28, 2005, by the Registrant in favor of the Purchasers.

10.61	Escrow Agreement, dated September 28, 2005, by and between the Registrant, the Purchasers and Feldman Weinstein LLP.

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements with respect to the Registrant ’s plans, objectives, expectations and intentions and other statements identified by words such as “may”, “could”, “would”, “should”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans” or similar expressions. These statements are based upon the current beliefs and expectations of the Registrant’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Registrant’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 3, 2005	Xfone, Inc. By:/S/ Guy Nissenson Guy Nissenson President and Chief Executive Officer